UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2013

RICHFIELD OIL & GAS COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-54576	35-2407100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 W. South Temple, Suite 1050
Salt Lake City, UT 84101
      (Address of principal executive offices)

(801) 519-8500
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On May 31, 2013, Richfield Oil & Gas Company (“we” or the “Company”) received an Order of Sale from the District Court in Russell County, Kansas (the “Order of Sale”), directing the sale of certain of our properties that we had pledged as collateral in connection with a certain promissory note dated April 13, 2011 (the “Note”) made by us in favor of Nostra Terra Oil & Gas Co., Inc. (“NTOG”). As disclosed in our prior filings, we were unable to repay our obligations under the Note when it came due on January 31, 2012. As a result of our default under the Note, on April 2, 2013, NTOG obtained a judgment against the Company in the principal sum of $1,300,000 plus $245,040.48 in accrued interest through March 1, 2013. The judgment further provides that interest will continue to accrue after March 1, 2013 at the rate of $356.16 per day until the debt is paid in full. A copy of the Order of Sale, dated May 17, 2013, is filed as Exhibit 99.1 hereto.

Subsequent to the Order of Sale, the Company received a Notice of Sale from the Sherriff of Russell County, a copy of which is filed as Exhibit 99.2 hereto (“Notice of Sale”). The Notice of Sale states that all or our rights and interests in the following properties located in Russell County, Kansas will be sold in a public auction on June 27, 2013:

A.	a certain salt water disposal well known as the Furthmyer #11 SWDW and certain related rights;
B.	the Neidenthal #1 Well together with the Neidenthal Lease, consisting of 10 acres surrounding the Neidenthal #1 Well; and
C.	the Furthmyer #1 Well together with the Furthmyer West Lease consisting of 80 acres.

For a complete description of the properties subject to the Order of Sale, reference is made to Exhibit 99.1 hereto. All proceeds from such sale shall be delivered to the Clerk of the Court. On May 17, 2013, we delivered $216,043.18 to NTOG from proceeds generated from oil sales on the Furthmyer #1 and the Neidenthal #1 wells from March 2012 through April 30, 2013.

Notwithstanding the foregoing, the Company has maintained its cross-claim against NTOG for intentional interference with our business relations and accounting. The liability of $1,300,000 has been included in the Company’s financial statements under “Convertible notes payable” and the interest amount has been included in the Company’s “Accrued expenses and other payables”.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The list of exhibits in the Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHFIELD OIL & GAS COMPANY

By	/s/ Douglas C. Hewitt, Sr.
Douglas C. Hewitt, Sr.
Chief Executive Officer

Date	June 10, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Order of Sale, dated May 17, 2013

99.2	Notice of Sale